Hartford Life and Annuity Insurance Company ICMG Registered Variable Life Separate Account One

033-63731               The One® ProviderSM

Supplement Dated April 6, 2009 to the

Annual Product Information Notice Dated May 1, 2008

Supplement Dated April 6, 2009 to your Annual Product Information Notice

Merger of JPMorgan Insurance Trust Portfolios

You were previously advised that the Board of Trustees and the shareholders of JPMorgan Insurance Trust approved the merger (the “Portfolio Merger”) of the following portfolio (the “Acquired Portfolio”) with and into the portfolio of JPMorgan Insurance Trust indicated beside the Acquired Portfolio (the “Acquiring Portfolio”):

Acquired Portfolio	Acquiring Portfolio

JPMorgan Insurance Trust Government	JPMorgan Insurance Trust Core Bond Portfolio

The Portfolio Merger is anticipated to close and become effective on or about April 24, 2009 (the “Merger Date”).  Upon completion of the Portfolio Merger, all information and references to the Acquired Portfolio will be deleted and replaced with the corresponding Acquiring Portfolio.

JPMorgan Insurance Trust Government Bond Investment Division

On the Merger Date, any investment in the JPMorgan Insurance Trust Government Bond Investment Division will be transferred automatically to the JPMorgan Insurance Trust Core Bond Investment Division in accordance with the terms set forth in the JPMorgan Insurance Trust Supplement dated November 18, 2008 which was previously provided to you.   The JPMorgan Insurance Trust Government Bond Investment Division will no longer be available for allocations at the close of business on April 23, 2009.

This supplement should be retained with the prospectus for future reference.